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                              EXPEDITION BOND FUND

                       SUPPLEMENT DATED DECEMBER 23, 1999
                      TO THE PROSPECTUS DATED MARCH 1, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


I. At a Board of Trustees Meeting, held on November 15, 1999, the Board approved changing the name of the Expedition Bond Fund to Expedition Investment Grade Bond Fund, effective March 1, 2000. Accordingly, at that time, all references in the prospectus to the Expedition Bond Fund will be hereby changed to Expedition Investment Grade Bond Fund.

II. Under the heading "Investment Strategy of the Expedition Bond Fund" on page 8 of the Prospectus, the third sentence in the second paragraph has been deleted and replaced with the following:

             The Fund's average weighted maturity will be maintained at 3 to 7 years.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





EXP-A-020-01